UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2005

CHENIERE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-16383 (Commission File Number)	95-4352386 (I.R.S. Employer Identification No.)

717 Texas Avenue Suite 3100 Houston, Texas (Address of principal executive offices)	77002 (Zip Code)

Registrant’s telephone number, including area code: (713) 659-1361

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

        The Chief Executive Officer of Cheniere Energy, Inc. (the “Company”), Charif Souki, will be making a presentation about the Company on May 12, 2005 at the Morgan Stanley Equity Research Houston Energy Theme Days Conference. The slide show presentation is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 7.01. Exhibit 99.1 is not filed but is furnished pursuant to Regulation FD.

Item 9.01. Financial Statements and Exhibits.

c)	Exhibits

Exhibit Number	Description

99.1	Slide Show Presentation to be presented by Cheniere Energy, Inc. on May 12, 2005 at the Morgan Stanley Equity Research Houston Energy Theme Days Conference (filed herewith).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2005	CHENIERE ENERGY, INC. By: /s/ Don A. Turkleson —————————————— Name: Don A. Turkleson Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Slide Show Presentation to be presented by Cheniere Energy, Inc. on May 12, 2005 at the Morgan Stanley Equity Research Houston Energy Theme Days Conference (filed herewith).